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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 21, 2005

                         A.C. Moore Arts & Crafts, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

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
               Pennsylvania                             000-23157                     22-3527763
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(State or other jurisdiction of incorporation)   (Commission File Number)   (IRS Employer Identification No.)

             130 A.C. Moore Drive, Berlin, NJ                                            08009
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         (Address of principal executive offices)                                      (Zip Code)
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        Registrant's telephone number, including area code (856) 768-4930

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT; ITEM 8.01.  OTHER EVENTS.

         On February 21, 2005, the Board of Directors of the Company reaffirmed the current annual salaries of each of the following executive officers in the respective following amounts:

                             NAME                     ANNUAL SALARY
                      ----------------------------    -------------
                      John E. (Jack) Parker             $ 450,000
                      Lawrence H. Fine                    350,000
                      Leslie H. Gordon                    244,625
                      Patricia A. Parker                  215,000
                      Janet Parker                        175,000


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  A.C. MOORE ARTS & CRAFTS, INC.


Date:   February 28, 2005         By:  /s/ Leslie H. Gordon
                                      -------------------------------------
                                      Name:  Leslie H. Gordon
                                      Title: Executive Vice President and
                                             Chief Financial Officer